UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2003

                             Quality Systems, Inc.
             (Exact name of registrant as specified in its charter)

             California                 0-13801                  95-2888568
 (State or other jurisdiction of      (Commission              (IRS Employer
           incorporation)             File Number)           Identification No.)

  18191 Von Karman Avenue, Suite 450
          Irvine, California                                         92612
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (949) 255-2600


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         (Former name or former address, if changed since last report.)

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Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.          Description
-----------          -----------

99.1                 Press Release dated July 28, 2003.

Item 12. Results of Operations and Financial Condition.

      The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      On July 28, 2003, Quality Systems, Inc. issued a press release announcing its financial performance for the period ended June 30, 2003. On that same date, Quality Systems, Inc. conducted a conference call concerning its performance for the period ended June 30, 2003. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 QUALITY SYSTEMS, INC.
                                        ----------------------------------------
                                                     (Registrant)


Date July 28, 2003                              /s/ Louis Silverman
                                        ----------------------------------------
                                                     (Signature)
                                        Louis Silverman, Chief Executive Officer


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

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated July 28, 2003.


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